UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2019

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	PRKR	OTCQB
Common Stock Rights		OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.Entry into a Material Definitive Agreement.

On June 7, 2019, ParkerVision, Inc. (the “Company”) entered into a securities purchase agreement with an accredited investor, Mark Fisher (“Fisher”) which provides for the sale of a secured convertible promissory note (the “Note”) with a face value of $150,000. The Note is convertible at any time and from time to time by Fisher into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) at a fixed conversion price of $0.10 per share. Any unconverted, outstanding principal amount of the Note is payable on June 7, 2024. The Note will be secured, pursuant to the terms of a security agreement, by first priority payment from any recoveries from the patents in the Company’s patent infringement case in district court in Orlando, Florida, subject to a waiver of priority by Brickell Key Investments, LP. The proceeds of the Note were used for retention payments to legal counsel engaged to assist in a wide range of activities that include the Company’s past litigations, current on-going actions, and potential future litigations.

At any time following the one-year anniversary of the issuance date of the Note, the Company may prepay the then outstanding principal amount of the Notes, along with any accrued interest, at cash premium of 125% prior to the two-year anniversary, 120% prior to the three-year anniversary, 115% prior to the four-year anniversary or 110% thereafter.

Interest accrues at a rate of 8% per annum on the Note, and is payable quarterly either in cash, shares of Common Stock, or a combination thereof at the Company’s option, subject to certain equity conditions, beginning on the earlier of (i) the ninety (90) day anniversary of the issuance dates of the Note, provided that a registration statement for the underlying shares has been declared effective, or (ii) the first quarterly anniversary of the issuance dates of the Note following the effective date of registration of the underlying shares.

The Note provides for events of default that include (i) failure to pay principal or interest when due, (ii) any breach of any of the representations, warranties, covenants or agreements made by the Company in the securities purchase agreement, (iii) events of liquidation or bankruptcy, and (iii) a change in control. In the event of default, the interest rate increases to 12% per annum and the outstanding principal balance of the Note plus all accrued interest due may be declared immediately payable by Fisher for the Note.

The Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with Fisher pursuant to which the Company will register the shares of Common Stock underlying the Note. The Company has committed to file the registration statement by the 75th calendar day following the issuance date of the Note and to cause the registration statement to become effective by the 150th calendar day following the issuance dates. The Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events including failure by the Company to file the registration statement or cause it to become effective by the deadlines set forth above. The amount of the liquidated damages is 1.0% of the aggregate subscription amount paid by Fisher for the Note upon the occurrence of the event, and monthly thereafter, up to a maximum of 6%.

The foregoing summary of the securities purchase agreement, the Note, the Registration Rights Agreement, and the security agreement are qualified in their entirety by reference to the full text of the agreements, which are attached as part of Exhibits 10.1 through 10.4 hereto and are incorporated herein by reference.

In addition, on June 7, 2019, the Company entered into a consulting agreement with Fisher to act as special advisor to the Chief Executive Officer with regard to the Company’s future business strategies. As consideration for services to be provided under the six-month term of the consulting agreement, the Company issued 625,000 shares of unregistered Common Stock (the “Consulting Shares”) in exchange for a nonrefundable retainer for services over the six-month term of the agreement valued at $60,000.

The foregoing summary of the consulting agreement is qualified in its entirety by reference to the full text of the agreement which is attached as part of Exhibit 10.5 hereto and is incorporated herein by reference.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures included in Item 1.01 regarding the convertible note are incorporated herein by reference to the extent required.

In addition, in May and June 2019, the Company entered into short-term loan promissory notes (“Loans”) with accredited investors (“Lenders”) for aggregate proceeds of $225,000. The Loans are unsecured and bear interest at a rate of 18% per annum. The Loans mature at the earlier of ninety (90) days following the issuance date or upon the Company’s receipt of additional litigation funding. During the period that the Loans remain outstanding, the Company will offer to Lenders the right to receive payments due on the Loans in the form of any debt, equity or convertible debt instrument that the Company offers to other parties, on terms no less favorable than that offered to other parties.

The Loans provide for events of default that include (i) failure of the Company to pay the principal and any accrued interest when due; (ii) liquidation or dissolution of the Company; (iii) filing of bankruptcy proceedings involving the Company as a debtor; (iv) application for the appointment of a receiver for the Company; (v) making of a general assignment for the benefit of the Company’s creditors; (vi) the insolvency of the Company; (vii) any misrepresentation by the Company to the Lenders for the purpose of obtaining or extending credit; or (viii) the sale of a material portion of the business or assets of the Company.

In the event of default, the outstanding balance of the Loans and any other obligation from the Company to the Lender shall become due immediately without demand or notice. If the payment obligation under the Loans is not paid when due, the interest rate increases to 20% per annum and the Company is obligated to pay all costs of collection, including reasonable attorney fees.

Item 3.02.Unregistered Sales of Equity Securities.

The disclosures included in Item 1.01 regarding the shares underlying the Note and the Consulting Shares are incorporated herein by reference to the extent required.

The Note, the Common Stock issuable upon conversion of the Note, and the Consulting Shares are being sold pursuant to the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 9.01.Financial Statements and Exhibits.

(d)
Exhibits:

Exhibit No.	Description
10.1	Securities Purchase Agreement between Registrant and Mark Fisher dated June 7, 2019
10.2	Secured Note Agreement dated June 7, 2019
10.3	Registration Rights Agreement between Registrant and Mark Fisher dated June 7, 2019
10.4	Security Agreement dated June 7, 2019
10.5	Consulting Agreement between Registrant and Mark Fisher dated June 7, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2019
PARKERVISION, INC.

By /s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer